10.6            Data Processing Services Agreement, Contract Modification and Addendums dated December 30, 2003 between
                   New Commerce BanCorp and Jack Henry & Associates, Inc.

Exhibit 10.6

jack henry                                                                 CONTRACT MODIFICATION
& ASSOCIATES INC. [logo]
                                                                                     DATE:   December 30, 2003

OFFICE ADDRESS:
JACK HENRY & ASSOCIATES, INC.
663 HIGHWAY 60 • P. O. BOX 807 MONETT, MO 65708

NAME AND ADDRESS OF CLIENT:
NEW COMMERCE BANK, NATIONAL ASSOCIATION
501 New Commerce Ct
Greenville, South Carolina 29607

WHEREAS, JACK HENRY & ASSOCIATES, INC. (JHA) entered into a Data Processing Services Agreement (Agreement) dated December 30, 2003, with NEW COMMERCE BANK, NATIONAL ASSOCIATION (Client).

NOW THEREFORE, JHA and Client mutually contract and agree that said Agreement is modified as follows:

1.      The “DATA PROCESSING SERVICES AGREEMENT” is changed and modified as follows:

         A.      In Section “2. TERM OF AGREEMENT”:

                   1.     In the first subparagraph revise the first sentence to read as follows:

“The original term of this agreement shall be for five (5) years with a commencement date of May 17, 2004.”

                   2.     Following the last subparagraph add the following paragraph:

“After JHA has processed Client under this Agreement for thirty-six (36) months, Client may a) license JHA CIF 20/20™ in-house core processing software and item processing software at the then current standard JHA list price, b) contract with JHA for installation services relating thereto, and c) purchase from JHA all necessary hardware for operating same. If Client has performed the foregoing in its entirety and given JHA at least a six (6) month advance written notice of its intention to move in-house following the aforesaid thirty-six (36) month period of processing then JHA will permit this Agreement to be terminated without an early termination fee and no deconversion costs. Client shall treat the foregoing as a matter of the strictest confidentiality as provided for under this Agreement.”

In witness whereof, the parties have caused this CONTRACT MODIFICATION to be executed by their duly authorized representatives.

JHA:	Client:
JACK HENRY & ASSOCIATES, INC.	NEW COMMERCE BANK, NATIONAL ASSOCIATION

By: /s/ Jack Prim	By: /s/ Frank W. Wingate ,

Jack Prim	Frank W. Wingate
Print/Type Name	Print/Type Name
Title: President	Title: President & CEO
Date: January 2, 2004	Date: December 31, 2003